SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2003

CONCORD EFS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-31527	04-2462252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee, 38133

(Address of Principal Executive Offices, including Zip Code)

(901) 371-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On October 23, 2003, the United States Department of Justice and eight states filed a complaint seeking to block the proposed merger of First Data Corporation and Concord EFS, Inc. A copy of the complaint is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(a)-(b)	Not applicable.

(c)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Complaint dated October 23, 2003 filed by the United States of America, State of Connecticut, State of Illinois, State of Louisiana, Commonwealth of Massachusetts, State of New York, State of Ohio, State of Texas, and the District of Columbia naming First Data Corporation and Concord EFS, Inc. as defendants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD EFS, INC.

Date: October 24, 2003	By:	/s/ J. Richard Buchignani
J. Richard Buchignani
	Its:	Vice Chairman, Secretary and
General Counsel

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Complaint dated October 23, 2003 filed by the United States of America, State of Connecticut, State of Illinois, State of Louisiana, Commonwealth of Massachusetts, State of New York, State of Ohio, State of Texas, and the District of Columbia naming First Data Corporation and Concord EFS, Inc. as defendants.